Business Combination	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combination

3. Business Combination

The Merger was consummated on June 6, 2014, as a result of which Inventergy, Inc. merged with and into Merger Sub and holders of Inventergy, Inc. securities were issued securities of the Company. Upon the consummation of the Merger, the Company changed its name from eOn Communications Corporation to Inventergy Global, Inc. and effected a one-for-two reverse stock split of the Company’s common stock (the “Reverse Split”).
In connection with the Merger, the total purchase consideration and the purchase price allocation were as follows:

Fair value of assumed equity allocated to purchase consideration	$10,985,867
Total purchase consideration	$10,985,867
Goodwill	$8,858,504
Intangible asset contract rights	1,342,000
Other assets acquired	816,045
Liabilities assumed	(30,682)
Total purchase allocation	$10,985,867
Goodwill of $8,858,504, which is not deductible for tax purposes, was recognized as a result of the Merger. Goodwill was based on the fair value of eOn stock on the date of purchase less the net assets that were acquired. Intangible assets of $1,342,000, consist of certain contract rights acquired in the Merger. Intangible assets are amortized on a straight-line basis over their estimated useful life of five years. There was an impairment of $686,350 on one of the acquired contracts for the twelve months ended December 31, 2014.
The consideration in the Merger was based on fair value of equity retained by eOn shareholders on June 6, 2014, the date of the Merger close. The historical financial information is that of Inventergy, Inc.